Exhibit 10.4

NON-EXCLUSIVE LICENSE AGREEMENT

This Agreement is made and entered into as of the 30th  day of March, 2012 (“Effective Date”), by and between the University of Pittsburgh — Of the Commonwealth System of Higher Education, a non-profit corporation, organized and existing under the laws of the Commonwealth of Pennsylvania, having an office at 200 Gardner Steel Conference Center, Thackeray and O’Hara Street, Pittsburgh, Pennsylvania 15260 (“University”), and Stemline Therapeutics, Inc., having its principal office at ***, New York, New York 10128 (“Licensee”).

WHEREAS, University is the owner by assignment from the inventors of certain Patent Rights, entitled “***,” developed by ***, of University faculty, and University has the right to grant licenses under such Patent Rights;

WHEREAS, University desires to have the Patent Rights utilized in the public interest;

WHEREAS, Licensee has represented to University, to induce University to enter into this Agreement, that Licensee is experienced in the development, production, manufacture, marketing and sale of products similar to the Licensed Product and that Licensee shall commit itself to a thorough, vigorous and diligent program of exploiting the Patent Rights so that public utilization results therefrom; and

WHEREAS, Licensee desires to obtain a non-exclusive license under the Patent Rights upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 - DEFINITIONS

For purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1                               “Affiliate” shall mean, with respect to University, any clinical or research entity that is operated or managed as a facility under the UPMC Health System, whether or not owned by University. With respect to Licensee, “Affiliate” shall mean any corporation or other entity which controls, is controlled by or is under common control with Licensee. A corporation or other entity shall be regarded as in control of another corporation or entity

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity.

1.2                               “Licensee” shall mean Stemline Therapeutics, Inc. and its Affiliates.

1.3                               “Licensed Product” shall mean any product or part thereof or service which is:

(a)                                 Covered in whole or in part by an issued, unexpired or pending claim contained in the Patent Rights in the country in which any such product or part thereof is made, used or sold or in which any such service is used or sold; or

(b)                                 Manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights in the country in which any such process that is included in Licensed Technology is used or in which such product or part thereof or service is used or sold.

1.4                               “Net Sales” shall mean the gross invoice price for Licensed Product sold by Licensee or its sublicensee(s) less the sum of the following:

(a)                                 Actual cost of freight charges or freight absorption, to include shipping and insurance charges, separately stated in such invoice;

(b)                                 Actual trade, quantity or cash discounts allowed, if any;

(c)                                  taxes, tariff duties, value-added taxes, governmental charges directly incurred for export or import of Licensed Product, and/or use taxes separately stated on each invoice;

(d)                                 actual credits or refunds for recalled, defective, damaged or returned Licensed Product, including actual expenses related to disposal; and

(e)                                  rebates paid or credited to governmental agencies with respect to Medicaid, Medicare or similar state or foreign governmental programs.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

1.5                               “Patent Rights” shall mean University intellectual property described below:

(a)                                 The United States and foreign patents and/or patent applications listed in Exhibit A;

(b)                                 United States and foreign patents issued from the applications listed in Exhibit A and from divisionals, substitutions, continuations of these applications;

(c)                                  United States and foreign patents issued from any of the foregoing, including all reissues, registrations, renewals, reexaminations and extensions thereof;

(d)                                 Claims of all U.S. and foreign continuation, and divisional applications, and of the resulting patents, which are directed to subject matter specifically described in the U.S. and foreign applications listed in Exhibit A;

(e)                                  Claims of all foreign patent applications, and of the resulting patents, which are directed to subject matter specifically described in the United States patents and/or patent applications described in (a), (b), (c) or (d) above.

1.6                               “Field” shall mean use of Licensed Product or Patent Rights in or packaged with Licensee’s Proprietary Vaccine for administration to humans for the diagnosis, prevention and treatment of diseases and tumors of the brain. For the avoidance of doubt: the Field specifically excludes use of Licensed Products and/or Patent Rights in the development of therapeutic vaccines or diagnostic tests for *** cancers.

1.7                               “Non-Commercial Research and Education Purposes” shall mean use of Patent Rights (including distribution of biological materials covered by the Patent Rights) for academic research or other not-for-profit scholarly purposes which are undertaken at a non-profit or governmental institution that does not use the Patent Rights in the production or manufacture of products for sale or the performance of services for a fee.

1.8                               “Exclusive Patent License Agreement” shall mean the patent and intellectual property license agreement relating to *** executed between University and Licensee on September 30, 2009.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

1.9                               “Combination Products” shall mean a product or service containing Licensed Product in combination with at least one additional antigen which is not covered by the Patent Rights and which is not Licensed Product hereunder.

1.10                        “Proprietary Vaccine” shall mean a vaccine which is developed or being developed for a therapeutic indication based on biological activity that is solely-owned or in-licensed by Licensee from third parties and which is not covered by the Patent Rights and which is not Licensed Product hereunder. For the avoidance of doubt, the *** licensed under the Exclusive Patent License Agreement shall constitute a Proprietary Vaccine.

ARTICLE 2 - GRANT

2.1                               University hereby grants to Licensee the worldwide non-exclusive right and license in the Field, with the right to sublicense subject to Article 2.3 below, to make, have made, use, sell, offer for sale and import Licensed Products and to practice under the Patent Rights until the expiration of the last to expire claim of the Patent Rights, unless this Agreement is terminated sooner as provided herein. The license granted hereby is subject to the rights of the United States government, if any, as set forth in 35 U.S.C. §200, et seq. For the avoidance of doubt, this Agreement does not grant ***.

2.2                               University reserves the royalty-free, non-exclusive right to practice under the Patent Rights and to use the Licensed Technology for its own Non-Commercial Research and Education Purposes.

2.3                               Licensee shall have the right to sublicense the rights, privileges and licenses granted hereunder, in whole or in part, and with respect to the entire world or a particular geographic territory, to any entity that is a permitted sublicensee under the Exclusive Patent License Agreement only in conjunction with a sublicense under the Exclusive Patent License Agreement, provided that any applicable agreement with such sublicensee is consistent with the terms and conditions hereof. For the avoidance of doubt, termination of the Exclusive Patent License Agreement shall terminate all rights to sublicense under this Section 2.3. Upon the termination of this Agreement and upon the request of any sublicensee, any sublicenses granted prior to either party’s receipt of any termination notice under this Agreement shall survive such termination provided that

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such sublicensee: (a) is not at such time in breach of this Agreement; and (b) agrees in writing prior to the effective date of termination to assume all of Licensee’s obligations under this Agreement.

2.4                               The license granted hereunder shall not be construed to confer any rights upon Licensee by implication, estoppel or otherwise as to any technology not specifically set forth as Patent Rights herein.

ARTICLE 3 - DUE DILIGENCE

3.1                               Licensee, itself or through its sublicensees, shall use Commercially Reasonable Best Efforts to develop or commercialize Licensed Products as soon as practicable, consistent with sound and reasonable business practice and judgment, and to continue active, diligent marketing efforts for such product or service throughout the Term of this Agreement. “Commercially Reasonable Best Efforts” shall mean best efforts consistent with the commercially reasonable and usual practice followed by Licensee in pursuing the commercialization and marketing of similar products to Licensed Products, taking into account safety and efficacy, regulatory requirements and structure, and other relevant market factors.

3.2                               In addition, Licensee shall adhere to each of the following milestones:

(a)                                 *** within *** (***) days of ***;

(b)                                 *** within *** (***) days of ***;

(c)                                  *** within ***  (***) days of ***; and

(d)                                 *** within *** (***) days of ***.

3.3                               Licensee shall notify University of the achievement of each milestone within *** (***) days upon the achievement of the respective milestone.

3.4                               Licensee’s failure to perform in accordance with Section 3.1 or to fulfill on a timely basis any one of the milestones set forth in Section 3.2 hereof shall be grounds for University to terminate this Agreement under Article 9.2(a) and upon termination all rights and interest to the Licensed Product and Patent Rights shall revert to University.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 4 - ROYALTIES AND OTHER LICENSE CONSIDERATION

4.1                               In consideration of the rights, privileges and license granted by University hereunder, Licensee shall pay royalties and other monetary consideration as follows:

(a)                                 Initial license fee, nonrefundable and noncreditable against royalties, of *** Dollars ($***), payable in two installments, with the first installment of *** Dollars ($***) due within *** (***) business days from the Effective Date of this Agreement; and the second installment of *** Dollars ($***) payable on or before ***;

(b)                                 Annual maintenance fees, non-refundable and non-creditable against royalties, until the first Net Sales occur of *** Dollars ($***), to be paid within *** (***) days after each anniversary of the Effective Date;

(c)                                  Royalties in an amount equal to *** Percent (***%) of Net Sales per calendar quarter;. If a third party license is required in order for Licensee to exercise its rights hereunder to make, use or sell Licensed Product in such country, then Licensee shall have the right to credit *** percent (***%) of such third party royalty payments against the earned royalties owing to University under this Section 4.1(c) with respect to sales of Licensed Product in such country; provided that in no event shall the effective royalty rate on Net Sales payable to University in any quarterly period be lower than *** percent (***%) as a result of this subsection 4.1(c);

(d)                                 Following ***, a minimum annual royalty of *** Dollars ($***) payable in cash, but only to the extent such minimum annual royalty is greater than the aggregate annual royalty computed in accordance with Section 4.1(b) above.

4.2                               Royalty payments pursuant to Section 4.1(c) above shall be paid to University in United States dollars and directed to the address set forth in Section 10.2 hereof within *** (***) days after each March 31, June 30, September 30 and December 31. The minimum royalty, pursuant to Section 4.1(d) above, if any, shall be paid to University by *** following the calendar year in which they are due.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

4.3                               Payments pursuant to this Agreement which are overdue shall bear interest calculated from the due date until payment is received at the higher of: (a) the rate of *** percent (***%) per annum; or (b) “prime” plus *** percent (***%). The “prime” rate used to calculate interest shall be the rate published in the “Wall Street Journal” on the first business day of each year for which such payments are due.

4.4                               Licensee shall sell Licensed Products to University and its Affiliates upon request at such price(s) and on such terms and conditions as such products and/or processes are made available to Licensee’s similarly situated most favored customer purchasing similar quantities and on similar terms and conditions.

ARTICLE 5 - REPORTS AND AUDIT

5.1                               Within *** (***) days after each March 31, June 30, September 30 and December 31 of each year during the term of this Agreement beginning ***, Licensee shall deliver to University true, accurate and detailed reports of the following information in a form as illustrated in Exhibit B:

(a)                                 Number of Licensed Products manufactured and sold by Licensee and all sublicensee(s);

(b)                                 Total billings for all such products;

(c)                                  Accounting for all Licensed Product services used or sold by Licensee;

(d)                                 Deductions set forth in Section 1.4;

(e)                                  Name and addresses of sublicensees; and

(f)                                   Total royalties due.

5.2                               If, for any calendar quarter following the first commercial sale of a Licensed Product, no royalties shall be due hereunder, Licensee shall so advise University in writing within *** (***) days after the end of any such calendar quarter.

5.3                               Licensee shall keep full, and shall cause all of its sublicensees to keep, true and accurate books of account, in accordance with generally accepted accounting principles, containing all information that may be necessary for the purpose of showing the amounts

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payable to University hereunder. Such books of account shall be kept at Licensee’s principal place of business. Such books and the supporting data related thereto shall be open at all reasonable times for *** (***) years following the end of the calendar year to which they pertain to the inspection of University or its agents for the purpose of verifying Licensee’s royalty statement or compliance in other respects with this Agreement, but in no case shall such inspection of records occur more than *** per calendar year. The fees and expenses of University’s representatives shall be borne by University, however, if an error of more than *** percent (***%) of the total payments due or owing for any year is discovered, then Licensee shall bear the fees and expenses of University’s representatives.

5.4                               Notwithstanding the above, commencing on ***, University shall have the right, on an annual basis, to inspect relevant technical information and other relevant information from Licensee sufficient to establish whether and to what extent Licensee is: (a) practicing the Patent Rights licensed hereunder; and (b) meeting its diligence obligations under Article 3, above.

5.5                               All information provided by Licensee to University under Articles 5.1 and 5.4 shall be treated by the University as Licensee’s Confidential Information only if marked Confidential Information by Licensee. However, the University may disclose Licensee’s Confidential Information to the extent necessary to comply with applicable laws and court orders (including securities laws, regulations and guidance). The non-disclosure and non-use obligations set forth above shall not apply to any information to the extent that: (a) the University can show by written record that it possessed the information prior to its receipt from the other party; (b) the information was, at the time of disclosure, available to the public or became so through no fault of the University; or (c) the information is subsequently disclosed to the University free of any obligations of confidentiality by a third party that has the right to disclose it. Notwithstanding any other provisions of this Article 5.5, the University may disclose Confidential Information of Licensee (i) on a need-to-know basis and in connection with University’s performance or its obligations and/or exercise of its rights under this Agreement to its Affiliates, employees, consultants, or agents provided that such individuals or entities are bound by non-

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disclosure and non-use obligations at least equivalent in scope to those set forth in this Article 5.5; (ii) in confidence to its trustees, directors and professional advisors; and (iii) to the extent that such disclosure is required by a court order, or in order to comply with applicable laws or regulations, but provided that University will, except where impracticable, give reasonable advance notice to Licensee of such required disclosure and use effort to secure, or to assist the other party in securing, a protective order relating to, or confidential treatment of, such information. Nothing contained in this Article 5.5 is intended to replace, amend, or otherwise supersede the confidentiality obligations of the parties found in the Exclusive Patent License Agreement.

ARTICLE 6 - PATENT PROSECUTION AND INFRINGEMENT ACTIONS

6.1                               University has or may apply for, seek prompt issuance of and shall use reasonable efforts to maintain during the term of this Agreement, the Patent Rights in such countries as University determines upon consultation with Licensee. In the event University desires to cease paying maintenance fees for any of the Patent Rights in any country, University shall provide Licensee with written notice thereof, which notice shall be provided to Licensee at least *** (***) days before the maintenance fees in question are due. In such event, Licensee shall have the right, but not the obligation, to pay any such maintenance fees on behalf of University.

6.2                               Each party shall inform the other promptly in writing if such party becomes aware of any alleged infringement of the Patent Rights by a third party and of any available evidence thereof.

6.3                               In any infringement lawsuit the University institutes to enforce the Patent Rights pursuant to this Agreement, Licensee shall, at the request of University cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

6.4                               Licensee shall be responsible for *** of all fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the Patent Rights, whether incurred prior to or after the Effective Date. As used herein, Licensee’s *** of fees and costs shall equal ***. Licensee shall be required to pay ***% of fees and costs incurred by

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

University prior to the Effective Date in an amount of *** Dollars and *** Cents ($***) (“Pre-agreement Expenses”) which is *** of fees and costs as of the Effective Date of this Agreement. Such “Pre-agreement Expenses” shall be paid to University within *** (***) business days after the execution of this Agreement by Licensee. Fees and costs incurred by University after the Effective Date, or fees and costs incurred before the Effective Date, but not included in the Pre-agreement Expenses stated above, shall be paid by Licensee in accordance with its *** thereof within *** (***) days after receipt of University’s invoice therefor. Additionally, Licensee shall reimburse University for Licensee’s *** of University’s out-of-pocket filing, prosecution, and maintenance costs (including all attorneys’ fees and costs), for any and all patent prosecution and maintenance actions that will be taken by patent counsel after the term of this Agreement but in response to any instructions that were sent during the term of this Agreement from University to patent counsel relating to the Patent Rights. Payments pursuant to this Section 6.4 are not creditable against royalties.

ARTICLE 7 - INDEMNIFICATION/INSURANCE/LIMITATION OF LIABILITY

7.1                               Licensee shall at all times during the term of this Agreement and thereafter indemnify, defend and hold University, its trustees, officers, faculty members, employees and Affiliates (“Indemnified Parties”) harmless against all third party claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property or the environment, and against any other third party claim, proceeding, demand, expense and liability of any kind whatsoever resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the Licensed Technology or arising from or relating to this License Agreement or any obligation of Licensee hereunder (“Claims”). Licensee shall provide this defense and indemnity whether or not any Indemnified Party, either jointly or severally, is named as a party defendant in a Claim and whether or not any Indemnified Party is alleged to be negligent or otherwise responsible for any injuries to person or property. The obligation of Licensee to defend and indemnify as set forth herein shall not apply to the extent that such Claim is directly attributable to the gross negligence or intentional misconduct of the Indemnified Parties. This obligation of the Licensee

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hereunder shall survive termination of this Agreement and shall not be limited by any other limitation of liability elsewhere in this Agreement.

University shall immediately notify in writing, and provide a copy to, Licensee of any complaint, summons or other written notice that University receives of any Claim that may be subject to such obligations. University shall allow Licensee the control of the defense and settlement thereof, and shall reasonably cooperate in such defense and settlement upon Licensee’s reasonable request but at Licensee’s sole cost and expense; provided, that University shall have the right to participate in any such proceeding with counsel of its choosing at its own expense. University may not settle a Claim or action covered by this Article without the prior written consent of Licensee (and any payment made by University in violation of this sentence shall be at its own cost and expense).

7.2                               Licensee shall obtain and carry in full force and effect liability insurance which shall protect Licensee and University in regard to events covered by Section 7.1 above, as provided below:

COVERAGE		LIMITS

(a)	Commercial General Liability, including but not limited to, Products, Contractual, Fire, Legal and Personal Injury	$*** Combined Single Limits for Bodily Injury and Property Damage

(b)	Products Liability	$***

The University of Pittsburgh is to be named as an additional insured with respect to insurance policies identified in Sections 7.2(a) and 7.2(b) above.

Certificates of insurance evidencing the coverage required above shall be filed with University’s Office of Technology Management, 200 Gardner Steel Conference Center, Thackeray & O’Hara Streets, Pittsburgh, PA 15260, no later than *** (***) days after execution of this Agreement and on or before *** of each subsequent year during the pendency of this Agreement. Such certificates shall provide that the insurer will give University not less than *** (***) days advance written notice of any material changes in or cancellation of coverage.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

7.3                               University represents and warrants that University owns the Patent Rights and has the right to grant the rights set forth in this License Agreement.

7.4                               EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE 7.3 ABOVE, UNIVERSITY, AND ITS AGENTS AND/OR EMPLOYEES, MAKE NO REPRESENTATION AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY. UNIVERSITY ADDITIONALLY DISCLAIMS ALL OBLIGATIONS AND LIABILITIES ON THE PART OF UNIVERSITY, ITS AGENTS AND/OR EMPLOYEES, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL AND CONSEQUENTIAL DAMAGES, ATTORNEYS’ AND EXPERTS’ FEES, AND COURT COSTS (EVEN IF UNIVERSITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING THE MANUFACTURE, USE OR SALE OF THE PRODUCT(S) AND SERVICE(S) LICENSED UNDER THIS AGREEMENT BY LICENSEE. LICENSEE ASSUMES ALL RESPONSIBILITY AND LIABILITY FOR LOSS OR DAMAGE CAUSED BY A PRODUCT THAT IS MANUFACTURED, USED OR SOLD BY LICENSEE WHICH IS A LICENSED PRODUCT(S) HEREUNDER.

ARTICLE 8 - ASSIGNMENT

This Agreement is not assignable without the prior written consent of University (which consent shall not be unreasonably withheld or delayed) and any attempt to do so shall be null and void, provided that: (a) Licensee may assign this Agreement to any Affiliate of Licensee or to any third party who purchases or otherwise succeeds by operation of law (whether by purchase of stock or assets, merger or otherwise) to all or substantially all of the line of business of Licensee of which this Agreement is a part; (b) the assignee agrees in writing to be bound by the

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terms of this Agreement to the same extent as Licensee; and (c) the assumption agreement is promptly delivered to University.

ARTICLE 9 - TERMINATION

9.1                               This Agreement shall commence on the Effective Date and, unless sooner terminated under this Article 9, shall continue until the last to expire claim of the Patent Rights (“Term”).

9.2                               University shall have the right to terminate this Agreement, upon written notice, if:

(a)                                 Licensee defaults in the performance of any of the obligations herein contained and such default has not been cured within *** (***) days after receiving a written notice thereof from University specifying University’s intent to terminate for breach; or

(b)                                 Licensee ceases to carry out its business, becomes bankrupt or insolvent, applies for or consents to the appointment of a trustee, receiver or liquidator of its assets or seeks relief under any law for the aid of debtors that is not dismissed within *** (***) days of commencement.

9.3                               Licensee may terminate this Agreement upon *** (***) days prior written notice to University and upon payment of all amounts due University through the effective date of termination.

9.4                               Upon termination of this Agreement, neither party shall be released from any obligation that matured prior to the effective date of such termination. Licensee and any sublicensee may, however, after the effective date of such termination, sell all Licensed Products which Licensee produced prior to the effective date of such termination, provided that Licensee shall pay to University the royalties thereon as required by Article 4 hereof and submit the reports required by Article 5 hereof. The provisions of this Section 9.4 shall survive the expiration or termination of this Agreement.

ARTICLE 10 - NOTICES

10.1                        Any notice or communication pursuant to this Agreement shall be sufficiently made or given if sent by certified or registered mail, postage prepaid, or by overnight carrier, with

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proof of delivery by receipt, addressed to the address below or as either party shall designate by written notice to the other party.

In the case of University:

Associate Vice Chancellor for Technology
Management and Commercialization
Office of Technology Management
University of Pittsburgh
200 Gardner Steel Conference Center
Thackeray & O’Hara Streets
Pittsburgh, PA 15260

In the case of Licensee:

Ivan Bergstein, M.D., CEO
Stemline Therapeutics, Inc.
***
New York, New York 10128

10.2                        Any payments to University hereunder by wire transfer shall be directed as follows:

Bank: Mellon Bank, NA, Pittsburgh, PA
ABA Routing No.: ***
Account No.: ***
Mellon SWIFT Code: *** (international transfers)
Reference Code: Office of Technology Management

ARTICLE 11 - MISCELLANEOUS

11.1                        This Agreement may not be amended or modified except by the execution of a written instrument signed by the University’s Executive Vice Chancellor, or its successor and/or designated University employee having signatory authority, and an authorized officer of the Licensee.

11.2                        This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania. The forum for any action relating to this Agreement, including those brought against individuals such as University employees or agents, shall be ***.

11.3                        The parties acknowledge that this Agreement and the Exhibits hereto set forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and

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supersedes all previous representations, negotiations, or understandings between the parties and/or its employees or agents, whether written or oral, regarding the subject matter of this Agreement.

11.4                        The parties acknowledge that they consulted, or had the opportunity to investigate and/or consult, with their legal counsel and/or other advisors with respect to the Patent Rights, Licensed Technology, and the terms of this Agreement.

11.5                        The parties agree that this Agreement constitutes an arm’s length business transaction and does not create a fiduciary relationship.

11.6                        Nothing contained in this Agreement shall be construed as conferring upon either party any right to use in advertising, publicity or other promotional activities any name, trade name, trademark, or other designation of the other party, including any contraction, abbreviation, or simulation of any of the foregoing. Without the express written approval of the other party, neither party shall use any designation of the other party in any promotional activity associated with this Agreement or the Licensed Technology. Neither party shall issue any press release or make any public statement in regard to this Agreement without the prior written approval of the other party.

11.7                        Licensee agrees that with respect to the performance of this Agreement or the practice of the rights granted by the University hereunder, it shall comply with any and all applicable United States export control laws and regulations, as well as any and all embargoes and/or other restrictions imposed by the Treasury Department’s Office of Foreign Asset Controls.

11.8                        If Licensee challenges the validity or enforceability of University’s Patent Rights or University’s ownership of the Patent Rights anywhere in the world, the Licensee shall continue to pay to University all royalties and other financial obligations required under this Agreement, to include patent costs and fees until the date of the first court order declaring all claims of the Patent Rights as invalid. If any such challenge is unsuccessful by Licensee, the royalty rates set forth in Article 4.1 above shall automatically double in value, to include all royalty minimums and floors; and Licensee shall reimburse the University for all fees and costs associated with defending such action, to include

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attorneys’ and expert fees. The effective date of such increase in royalty rates shall be the date of the first court order or date of issuance of a re-examination certificate (or foreign equivalents thereof) declaring any claim of the Patent Rights as valid or enforceable.

11.9                        If one or more of the provisions of this Agreement shall be held invalid, illegal or unenforceable, the remaining provisions shall not in any way be affected or impaired thereby. In the event any provision is held illegal or unenforceable, the parties shall use reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as is practical, implements purposes of the provision held invalid, illegal or unenforceable.

11.10                 Failure at any time to require performance of any of the provisions herein shall not waive or diminish a party’s right thereafter to demand compliance therewith or with any other provision. Waiver of any default shall not waive any other default. A party shall not be deemed to have waived any rights hereunder unless such waiver is in writing and signed by a duly authorized officer of the party making such waiver.

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IN WITNESS WHEREOF, the parties have set their hands and seals as of the date set forth on the first page hereof.

UNIVERSITY OF PITTSBURGH— OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By	/s/ Jerome Cochran
Jerome Cochran
Executive Vice Chancellor

STEMLINE THERAPEUTICS, INC.

By	/s/ Ivan Bergstein
Name: Ivan Bergstein, M.D.
Title: Chief Executive Officer

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EXHIBIT A
PATENT RIGHTS FOR NON-EXCLUSIVE LICENSE AGREEMENT BETWEEN
THE UNIVERSITY OF PITTSBURGH AND STEMLINE

Univ. Case No.	Application No.	Application Filing Date	Patent No.	Patent Issuance Date	Title	Country
***

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EXHIBIT B
SAMPLE ROYALTY REPORT

Licensee name:
Reporting period: Date of report:

Royalty Reporting Form

Product	No. units sold	Invoiced price per unit	Gross sales	Allowable deductions	Net sales
Product name
Product name
Product name
Product name
Total

Total net sales	$
Royalty rate
Royalty due	$

Total royalty due: $

Report prepared by:

Title:
Date:

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